UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2008

Fortune Brands, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, IL  60015
(Address of Principal Executive Offices) (Zip Code)

847-484-4400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

Pursuant to Form 8-K, "Item 2.02 Results of Operations and Financial Condition" and "Item 7.01 Regulation FD Disclosure," the Registrant is furnishing its press release dated January 25, 2008, which reports the Registrant’s fourth quarter and full year 2007 results, as well as certain guidance for 2008. The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 7.01     Regulation FD Disclosure.

See "Item 2.02. Results of Operations and Financial Condition" above.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release of Fortune Brands, Inc. dated January 25, 2008, is being furnished pursuant to Items 2.02 and 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

		By:	/s/ Craig P. Omtvedt
			Name:	Craig P. Omtvedt
			Title:	Senior Vice President and Chief Financial Officer

Date:	January 25, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Fortune Brands, Inc. dated January 25, 2008, is being furnished pursuant to Items 2.02 and 7.01.